ESCROW AGREEMENT

      THIS ESCROW AGREEMENT (this "Agreement") is made as of October 21, 2005, by and among OneTravel Holdings, Inc., a Delaware corporation (the "Company"), the purchasers signatory hereto (each a "Purchaser" and together the "Purchasers"), and Feldman Weinstein LLP, with an address at 420 Lexington Avenue, New York, New York 10170-0002, facsimile number (212) 401-4741 (the "Escrow Agent"). Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement referred to in the first recital.

                              W I T N E S S E T H:

      WHEREAS, the Purchasers will be purchasing from the Company, severally and not jointly with the other Purchasers, in the aggregate, up to $13,500,000 in the aggregate Principal Amount of the Secured Convertible Debentures (the "Debentures") and the Warrants on the Closing Date as set forth in the Securities Purchase Agreement (the "Purchase Agreement") dated the date hereof between the Purchasers and the Company, which securities will be issued under the terms contained herein and in the Purchase Agreement; and

      WHEREAS, it is intended that the purchase of the securities be consummated in accordance with the requirements set forth in Regulation D promulgated under the Securities Act of 1933, as amended; and

      WHEREAS, the Company and the Purchasers have requested that the Escrow Agent hold the Subscription Amounts in escrow until the Escrow Agent has received the Release Notice in the form attached hereto from the Company and each Purchaser;

      NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                   ARTICLE 1

                               TERMS OF THE ESCROW

      1.1. The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the funds for the purchase of up to $13,500,000, in the aggregate, of the Debentures and the Warrants as contemplated by the Purchase Agreement.

      1.2. Upon the Escrow Agent's receipt of Subscription Amounts of not less than $10,000,000 in the aggregate for the Closing into its master escrow account, together with executed counterparts of this Agreement, the Purchase Agreement, the Security Agreement, and the Registration Rights Agreement from each Purchaser, it shall telephonically advise the Company, or the Company's designated attorney or agent, of its receipt of the aggregate Subscription Amounts into its master escrow account and its receipt of such executed counterparts.



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

      1.3. Wire transfers to the Escrow Agent shall be made as follows:

                  STERLING NATIONAL BANK
                  622 3RD AVENUE
                  NEW YORK, NY 10017
                  ACCOUNT NAME:  FELDMAN WEINSTEIN LLP
                  ABA ROUTING NO: 026007773
                  ACCT NO: 0814180101
                  REMARK:  OTV/[FUND NAME]

      1.4 The Company, promptly following being advised by the Escrow Agent that the Escrow Agent has received the aggregate Subscription Amounts of not less than $10,000,000 in the aggregate for the Closing along with facsimile copies of counterpart signature pages of the Purchase Agreement, Registration Rights Agreement, the Security Agreement and this Agreement from each Purchaser, shall deliver to the Escrow Agent the following:

            (a) certificates evidencing the shares of Debentures, registered in the name of such Purchaser;

            (b) certificates representing the Warrants;

            (c) the Company's executed counterpart of the Purchase Agreement;

            (d) the Company's executed counterpart of the Registration Rights Agreement;

            (e) the executed opinion of Company Counsel, in the form of Exhibit D to the Purchase Agreement;

            (f) the Company's original executed counterpart of this Escrow Agreement; and

            (g) the Company's original executed counterpart of the Security Agreement, along with the Security Documents.

      1.5 In the event that the foregoing items are not in the Escrow Agent's possession within five (5) Trading Days of the Escrow Agent notifying the Company that the Escrow Agent has custody of the Subscription Amounts of not less than $10,000,000 in the aggregate for the Closing, then each Purchaser shall have the right to demand the return of their portion of the Subscription Amount.

      1.6 Once the Escrow Agent receives by mail, overnight delivery or facsimile, a Release Notice (the "Release Notice") in the form attached hereto as Exhibit X executed by the Company and each Purchaser, it shall (a) wire
4.7619% of $2,000,000 of the aggregate Subscription Amounts per the written instructions of Roth Capital Partners, LLC, (b) wire 4.7619% of $10,500,000 of the aggregate Subscription Amounts per the written instructions of HPC, and (c) wire the remainder of the aggregate Subscription Amounts after the wire transfers set forth in Section 1.6(a) and 1.6(b) above, to the Company's account listed in Section 1.7 below, net of $20,000 per the instructions of HPC.



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

      1.7 Wire transfers to the Company shall be made pursuant to written instructions from the Company or Company Counsel provided to the Escrow Agent on the Closing Date.

      1.8 Once the funds (as set forth above) have been sent per the Company's instructions, the Escrow Agent shall then arrange to have the Purchase Agreement, the Registration Rights Agreement, the Security Agreement, the Escrow Agreement and the opinion of counsel delivered to the appropriate parties and upon notification from the Company that it has received approval of the transaction from the American Stock Exchange, the Debentures and the Warrants to the appropriate parties.

                                   ARTICLE II

                                  MISCELLANEOUS

      2.1 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

      2.2 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent as set forth in the Purchase Agreement.

      2.3 This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

      2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

      2.5 Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if all parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

      2.6 The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City.



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

      2.7 The Escrow Agent's duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, each Purchaser and the Escrow Agent.

      2.8 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

      2.9 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      2.10 The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver the Purchase Agreement or any documents or papers deposited or called for thereunder in the absence of gross negligence, fraud and willful misconduct.

      2.11 The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent's duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation; provided that the costs of such compensation shall be borne by the Escrow Agent. The Escrow Agent has acted as legal counsel for HPC, and may continue to act as legal counsel for HPC from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Company and the other Purchasers consent to the Escrow Agent in such capacity as legal counsel for HPC and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company and the Purchasers understand that HPC and the Escrow Agent are relying explicitly on the foregoing provision in entering into this Escrow Agreement.

      2.12 The Escrow Agent's responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers. In the event of any such resignation, the Purchasers and the Company shall promptly appoint a successor Escrow Agent and the Escrow Agent shall promptly deliver to such successor Escrow Agent any escrow funds and other documents held by the Escrow Agent.



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

      2.13 If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

      2.14 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (1) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the escrow funds until such disputes shall have been settled either by mutual written agreement of the parties concerned by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the escrow funds and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York in accordance with the applicable procedure therefore

      2.15 The Company and each Purchaser agree jointly and severally to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow
Agent hereunder or the transactions contemplated hereby or by the Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

                            ************************



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

      IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of date first written above.

ONETRAVEL HOLDINGS, INC.


By: /s/   Marc E. Bercoon
   ------------------------------------------------
   Name:  Marc E. Bercoon
   Title: President

With a copy to (which shall not constitute notice):



ESCROW AGENT:

FELDMAN WEINSTEIN LLP


By:
   ------------------------------------------------
   Name:
   Title:


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                  [SIGNATURE PAGE OF PURCHASERS TO OTV ESCROW]

Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing entity: _________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________


                     [SIGNATURE PAGE OF PURCHASERS FOLLOWS]

                                                                    Exhibit X to
                                                                Escrow Agreement
                                 RELEASE NOTICE

      The UNDERSIGNED, pursuant to the Escrow Agreement, dated as of October 21, 2005, among OneTravel Holdings, Inc., a Delaware corporation (the "Company"), the Purchasers signatory thereto and Feldman Weinstein LLP, as Escrow Agent (the "Escrow Agreement"; capitalized terms used herein and not defined shall have the meaning ascribed to such terms in the Escrow Agreement), hereby notify the Escrow Agent that each of the conditions precedent to the purchase and sale of the Securities set forth in the Securities Purchase Agreement have been satisfied. The Company and the undersigned Purchaser hereby confirm that all of their respective representations and warranties contained in the Purchase Agreement are true and correct in all material respects as of the date hereof (other than any representation or warranty that expressly relates to a specific date, which representation or warranty is true and correct in all material respects as of the date so specified), and authorize the release by the Escrow Agent of the funds and documents to be released at the Closing as described in the Escrow Agreement. This Release Notice shall not be effective until executed by the Company and the Purchaser.

      This Release Notice may be signed in one or more counterparts, each of which shall be deemed an original.

      IN WITNESS WHEREOF, the undersigned have caused this Release Notice to be duly executed and delivered as of this 21st day of October, 2005.


ONETRAVEL HOLDINGS, INC.


By: /s/   Marc E. Bercoon
   ----------------------
   Name:  Marc E. Bercoon
   Title: President


                     [SIGNATURE PAGE OF PURCHASERS FOLLOWS]

                  [SIGNATURE PAGE OF PURCHASERS TO OTV RELEASE]


Name of Investing Entity: __________________________
Signature of Authorized Signatory of Investing entity: _________________________ Name of Authorized Signatory: _________________________
Title of Authorized Signatory: __________________________


                     [SIGNATURE PAGE OF PURCHASERS FOLLOWS]